SUPPLEMENT DATED NOVEMBER 15, 2013
To the variable annuity prospectuses of:

Allianz VisionSM
Allianz VisionSM New York
Allianz ConnectionsSM
Allianz Retirement Pro®
Allianz Retirement Pro® New York
Allianz Retirement AdvantageSM
Allianz Retirement AdvantageSM New York
Allianz High Five®

ISSUED BY

Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York
and Allianz Life Variable Account B or Allianz Life of NY Variable Account C (collectively, “Allianz Life”)

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

Effective November 15, 2013, T. Rowe Price Associates, Inc. replaced Davis Selected Advisers, L.P. as the subadviser to the AZL®  Davis New York Venture Fund. In addition, the following name change was effective on November 15, 2013.

Name effective on November 15, 2013	Previous Name
AZL® T. Rowe Price Capital Appreciation Fund	AZL® Davis New York Venture Fund

All references to the AZL Davis New York Venture Fund are deleted and replaced with AZL T. Rowe Capital Appreciation Fund.

The asset category, investment objective and primary investments, included in the Investment Options section of the prospectus, for the above mentioned Investment Option are updated as follows:

The asset category of the Investment Option is Specialty. The Investment Option seeks long term capital appreciation with preservation of capital as an important intermediate-term objective. The Investment Option will normally invest at least 50% of its total assets in the common stocks of established U.S. companies that the subadviser believes has above-average potential for capital growth. The remaining assets are generally invested in convertible securities, corporate and government debt, bank loans, and foreign securities. The Investment Option may invest up to 25% of its total assets in foreign securities.

PRO-010-1113